SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2002

BEAR STEARNS ASSET BACKED SECURITIES, INC (as depositor under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of Asset- Backed Certificates, Series 2002-AC1)


                   Bear Stearns Asset Backed Securities, Inc..
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                  333-56242                     13-3836437
          --------                  ---------                     ----------
(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
     of Incorporation)             File Number)                Idenfication No.)


383 Madison Avenue
New York, New York                                                   10179
------------------                                                   -----
(ADDRESS OF PRINCIPAL                                              (Zip Code)
EXECUTIVE OFFICES)




Registrant's telephone number, including area code, is (212) 272-2000









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      Item 7.     Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Amendment No. 1 to the dated as of June 25, 2002 (the "Amendment"), to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 2002, among Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, as depositor (the "Depositor"), EMC Mortgage Corporation, a Delaware corporation, as seller (the "Seller") and company (the "Company"), Wells Fargo Bank Minnesota, National Association, a national banking association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and Bank One, National Association, a national banking association, as trustee (the "Trustee").\

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.
                                                     SECURITIES, INC.



                                                     By:/s/: Matthew Perkins
                                                        --------------------
                                                     Name:   Mathew Perkins
                                                     Title:  Vice President



Dated: July 15, 2002